Exhibit 10.5
[Form of Grant Certificate]
STOCK OPTION CERTIFICATE
For $amount$ Shares
Issued Pursuant to the
2007 Stock Option Plan of
KALTURA, INC.
THIS CERTIFIES, that on $grantdate$ (the “Grant Date”), the undersigned (the “Optionee”) was granted an option (the “Option”) to purchase, at the option price of $price$ per share (the “Option Price”), up to $amount$ fully paid and non-assessable shares of Common Stock, $0.0001 par value per share (the “Shares”), of Kaltura, Inc., a Delaware corporation (the “Company”).
1.    Terms of the Plan. The Option is granted pursuant to, and are subject to the terms and conditions of, the 2007 Stock Option Plan of the Company (the “Plan”), the terms, conditions and definitions of which are hereby incorporated herein as though set forth at length, and the receipt of a copy of which the Optionee hereby acknowledges by his or her signature below. Terms used herein and defined in the Plan shall have the meanings set forth in the Plan, unless otherwise defined herein.
The Company intends that this Option qualify as an “incentive” share option within the meaning of Section 422 of the Internal Revenue Code to the maximum extent permissible under the Internal Revenue Code. To the extent that the Option does not qualify as an incentive share option, the Option or the portion thereof which does not so qualify shall constitute a separate “nonqualified” share option.
2.    Expiration. This Option shall expire at 11:59 P.M., $expirationdate$, unless earlier terminated in accordance with the terms of this Certificate.
3.    Vesting. This Option shall vest and be exercisable as follows:
(a)    This Option shall vest and be exercisable in accordance with its terms with respect to one-quarter (25%) of the Shares to which this Option is subject on the first anniversary following $date$ (such anniversary, the “First Anniversary”).
(b)    This Option shall thereafter vest ratably on a monthly basis on the last day of each 30-day period following the First Anniversary (each such last day a “Month End Date”) during the three-year period following the First Anniversary, provided that the Optionee has been continuously employed by or has continuously provided services to the Company or any of its subsidiaries through the applicable Month End Date. Thus, on each Month End Date in which the Optionee has been so continuously employed or provided services, the Option shall vest and be exercisable in accordance with its terms with respect to an additional 1/48 of the total Shares to which this Option is subject.

(c)    Notwithstanding any other provision of the Plan, Shares issued upon exercise of Options ("Underlying Shares"), shall not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent prior to earlier of (i) the consummation of a merger of the Company with or into another entity, whereby the Company is not the surviving entity, or a sale of all or substantially all of the assets or shares of the Company; or (ii) the consummation of an underwritten initial public offering of the Company’s securities. Any disposition of Underlying Shares carried out by Optionees before an initial public offering, without the Board of Directors’s prior written approval, shall be null and void.
(d)    In the event of the termination of the Optionee’s employment with the Company for Cause, as such term is defined in the Plan,, this Option and all rights granted hereunder shall be forfeited and deemed canceled and no longer exercisable on the date of such termination. A determination of cause shall be made in the reasonable and sole discretion of the Company’s management, subject to review by the President and/or Chief Executive Officer of the Company. The Company’s Board of Directors (the “Board”) shall, upon request of the Optionee, review the decision of whether the Optionee has been discharged, released or terminated for cause and the Board shall confirm, modify or reverse such determination in its sole discretion.
(e)    In the event of the termination of the Optionee’s service other than for cause, this Option and all rights granted hereunder shall be forfeited and deemed canceled and no longer exercisable on the earlier to occur of (i) the end of the 90th day after the date of such termination of service and (ii) the expiration of this Option pursuant to Section 2 hereof. Except that if such termination is initiated by Optionee, the period in Section (i) shall be 30 days.
(f)    In the event the Optionee’s service with the Company or any of its subsidiaries or affiliates is terminated due to his death or disability, the terms and conditions of Sections 9(f) through 9(g) of the Plan shall apply.
(g)    Payment for the Shares purchased pursuant to the exercise of this Option shall be made by paying the Option Price per Share in full at the time of the exercise of the Option in cash, unless one of the other methods referred to in the Plan shall be approved, in writing, by the Committee in advance of the exercise.
4.    Delivery of Share Certificates. Within a reasonable time after the exercise of the Option, the Company shall cause to be delivered to the Optionee a certificate for the Shares purchased pursuant to the exercise of the Option. If the Option shall have been exercised with respect to less than all of the Shares subject to the Option, the Company shall also cause to be delivered to the Optionee a new Share Option Certificate in replacement of this Share Option Certificate if surrendered at the time of the exercise of the Option, indicating the number of Shares with respect to which this Option remains available for exercise, or this Share Option Certificate shall be endorsed to give effect to the partial exercise of the Option.
5.    Withholding. In the event that the Optionee elects to exercise this Option or any part thereof, and if the Company or any parent, subsidiary or affiliate of the Company shall be required to withhold any amounts (the “Withholding Taxes”) by reasons of any federal, state or local tax laws, rules or regulations in respect of the grant, exercise or disposition of this Option (in whole or in part), or a Disqualifying Disposition (as defined below), the Company or such parent, subsidiary or affiliate shall be entitled to deduct and withhold such amounts from any payments to be made to the Optionee. In any event, the Optionee shall make available to the Company or such parent, subsidiary or affiliate, promptly when requested by the Company or such parent, subsidiary or affiliate, sufficient funds to meet the requirements of such withholding; and the Company or such parent, subsidiary or affiliate shall be entitled to take and authorize such steps as it may deem advisable in order to have such funds available to the Company or such parent, subsidiary or affiliate out of any funds or property due or to become due to the Optionee.
6.    Notice to Company of Disqualifying Disposition. The Optionee agrees to notify the Company in writing immediately after the Optionee makes a “Disqualifying Disposition” of any Shares acquired pursuant to the exercise of this Option. A “Disqualifying Disposition” is any disposition (including any sale) of such Shares before the later of (a) two years after the date the Optionee was granted the Option, or (b) one year after the date the Optionee acquired Shares by exercising the Option. If the Optionee has died before such Shares are sold, these holding period requirements do not apply.
7.    Adjustments. The number of Shares subject to this Option, and the exercise price, shall be subject to adjustment in accordance with Section 12 of the Plan.
8.    Rights of Optionee. Nothing contained herein shall be construed to confer upon the Optionee any right to remain in the service of the Company and/or of any parent, subsidiary or affiliate of the Company or derogate from any right, if any, of the Company and/or any parent, subsidiary or affiliate of the Company to retire, request the resignation of, or discharge the Optionee at any time, with or without cause. The Optionee shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or in equity, and the rights of the Optionee are limited to those expressed herein and in the Plan and are not enforceable against the Company except to the extent set forth herein.
9.    Registration; Legend. The Company may postpone the issuance and delivery of Shares upon any exercise of the Option until (a) the admission of such Shares to listing on any stock exchange or exchanges on which Shares of the Company of the same class are then listed and (b) the completion of such registration or other qualification of such Shares under any state or federal law, rule or regulation as the Company shall determine to be necessary or advisable. The Optionee shall make such representations and furnish such information as may, in the opinion of counsel for the Company, be appropriate to permit the Company, in light of the then existence or non-existence with respect to such Shares of an effective Registration Statement under the Securities Act of 1933, as amended, to issue the Shares in compliance with the provisions of that or any comparable act.
10.    Restrictions on Transfer. Regardless of whether the offering and sale of Shares under the Plan have been registered under the Act or have been registered or qualified under the securities laws of any state, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of the Shares (including stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Act, the securities laws of any state or any other law. The Company may cause the following or a similar legend to be set forth on each certificate representing Shares unless counsel for the Company is of the opinion as to any such certificate that such legend is unnecessary:
THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT, THE AVAILABILITY OF WHICH IS ESTABLISHED BY AN OPINION FROM COUNSEL TO THE COMPANY.
11.    Market Stand-Off. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company’s initial public offering, the Optionee shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Shares acquired under this Share Option Certificate without the prior written consent of the Company or its underwriters. Such restriction (the “Market Stand-Off”) shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriters, but in no event greater than 180 days. In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Shares acquired under this Agreement until the end of the applicable stand-off period. The Company’s underwriters shall be beneficiaries of the agreement set forth in this Section 11. This Section 11 shall not apply to Shares registered in the public offering under the Securities Act, and the Optionee shall be subject to this Section 11 only if the directors and officers of the Company are subject to similar arrangements.
12.    Waiver. As a condition to the receipt of the Option and its exercise into Shares, Optionee hereby irrevocably waives any right of first refusal with respect to any sale, transfer pledge or other disposition to a third party of any shares in the Company by other stockholders, if such right was so provided in the Company’s Bylaws, Certificate of Incorporation or otherwise. The stockholders of the Company are entitled to rely on this irrevocable waiver.

13.    Investment Intent. The Optionee represents and agrees that the Shares to be acquired upon exercising this option will be acquired for investment purposes only, and not with a view to the sale or distribution thereof.
14.    Option Agreement. This Certificate shall be considered as an Option Agreement for the purposes of the Plan.
15.    Amendment. The Committee may at any time or from time to time amend the terms of this Option in accordance with the Plan.
16.    Notices. Any notice which either party hereto may be required or permitted to give to the other shall be in writing, and may be delivered personally or by mail, postage prepaid, or overnight courier, addressed as follows: if to the Company, at its office at 49 Havemeyer St, Suite 1, Brooklyn, NY 11211 USA or at such other address as the Company by notice to the Optionee may designate in writing from time to time; and if to the Optionee, at the address shown below his or her signature on this Share Option Certificate, or at such other address as the Optionee by notice to the Company may designate in writing from time to time. Notices shall be effective upon receipt.
17.    Interpretation. A determination of the Committee, in its sole discretion, as to any questions which may arise with respect to the interpretation of the provisions of this Option and of the Plan shall be conclusive, final and binding. The Committee, in its sole discretion, may authorize and establish such rules, regulations and revisions thereof not inconsistent with the provisions of the Plan, as it may deem advisable.
18.    Entire Agreement. This Stock Option Certificate contains the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior negotiations, agreements and understandings, whether written or oral, relating to the subject matter hereof. The Optionee agrees and acknowledges that this Stock Option Certificate represents any and all shares, and options to acquire shares, of the Company’s common stock to which the Optionee is, or ever has been, entitled.

IN WITNESS WHEREOF, the parties have executed this Stock Option Certificate as of the last date set forth below.

Kaltura, Inc.

By:

Name: Ron Yekutiel
Title: Chairman and CEO

ACCEPTED:

Name: $grantee$

Address:

City State Zip Code

Date:
[PLEASE SIGN THE ATTACHED PROXY]
Irrevocable Proxy
TO VOTE SHARES OF Kaltura, Inc.

The undersigned (the “Holder”), as the beneficial holder of securities of Kaltura, Inc., a Delaware corporation (the “Company”), does hereby irrevocably appoint Ron Yekutiel, the Chief Executive Officer of the Company, or, in his absence, any other Representative shall be appointed by the Board of Directors of the Company in accordance with the Company's 2007 Israeli Share Option Plan (the “Attorney-In-Fact”), as a true and lawful attorney-in-fact, in the Holder’s place and stead, to act, as Holder’s proxy, including, without limitation, to vote and exercise all voting power and other rights, including, without limitation, any contractual rights and rights under applicable law (to the full extent that the Holder is entitled to do so), with respect to all matters arising in connection with any action affecting or relating to all of the shares of the Company which the Holder currently holds (the “Shares”) or other securities of the Company's capital stock which the Holder hereafter in the future may hold, actually or constructively, directly or indirectly, and any and all other shares or equity securities of the Company issued or issuable to the Holder in respect of the Shares, on or after the date hereof, including as a result of any change, by subdivision or combination in any manner of the Company’s capital stock or by the making of a share dividend on or after the date hereof (collectively, the “Securities”), including, without limitation, the right, on the Holder’s behalf and subject to any applicable law, to:
(i)execute any agreement, waiver, amendment, consent or any other document, including, without limitation, any stockholders’ agreements and any amendment thereof, waivers of rights of first refusal, anti-dilution rights, rights to first offer, rights of co-sale, pre-emptive rights, bring-along rights and such other similar waivers, if and to the extent applicable, all in connection with the Shares;
(ii)attend and to vote in all stockholders’ meetings of the Company (including the right to receive on behalf of the Holder materials/information provided to stockholders), or execute and deliver written consents pursuant to applicable law, with respect to the Shares, in the same manner and with the same effect as if the Holder was personally present at any such meeting or voting such Shares or personally acting on any matters submitted to the Company’s stockholders for approval or consent, giving and granting to said Attorney-In-Fact full power and authority to do and perform each and every act and thing whether necessary or desirable that may be done as its Attorney-In-Fact in relation to the Shares, other than to sell or transfer the Shares without the prior written consent of the Holder, provided, however, that no such consent shall be required, and the Attorney-In-Fact shall have the right to sell or transfer the Shares without the prior written consent of the Holder, in the event of a sale of Shares effectuated as a result of an exercise of a "bring along" provision, if any, or in the event of a Merger Transaction (as defined in the Company's 2007 Israeli Share Option Plan).
This Proxy is irrevocable as it may affect rights of third parties. This Proxy shall remain in effect until the completion of an initial public offering of the shares of the Company. The undersigned hereby ratifies and confirms all that said Attorney-In-Fact shall do or cause to be done by virtue of and in accordance with the terms and conditions of this Proxy. The Attorney-In-Fact shall not have or incur any liability whatsoever by reason of any act or omission of the Attorney-In-Fact, in accordance with this Proxy, whether based upon mistake of fact or law, error of judgment, negligence or otherwise, on condition only that the said acts or omissions are: (i) not in gross negligence; and/or (ii) not willful acts or omissions. The Shares beneficially owned by the undersigned as of the date of this Proxy are listed below. All authority herein conferred shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

IN WITNESS WHEREOF, the undersigned has executed this Irrevocable Power of Attorney and Proxy as of the date first set forth below.

$grantee$
NAME		DATE

SIGNATURE

Kaltura, Inc.
2007 STOCK OPTION PLAN
1.Purposes of the Plan.    The purposes of this Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentives to Employees, Directors and Consultants of the Company and its Subsidiaries, and to promote the success of the Company's business. Options granted hereunder may be either Incentive Stock Options or Nonstatutory Stock Options at the discretion of the Committee, subject to the applicable provisions of Section 422 of the Code and the regulations promulgated thereunder.
2.Definitions.    As used herein, and in any Option granted hereunder, the following definitions shall apply:
(a)    “Affiliate” shall mean any corporation or other entity (including, but not limited to, partnerships and joint ventures) controlling, controlled by, or under common control with, the Company.
(b)    “Applicable Laws” shall mean the requirements to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and applicable laws of any other country or jurisdiction where Options or Stock Purchase Rights are granted under the Plan.
(c)    “Board” shall mean the Board of Directors of the Company.
(d)    “Code” shall mean the Internal Revenue Code of 1986, as now in effect or as hereafter amended.
(e)    “Common Stock” shall mean the Common Stock of the Company.
(f)    “Company” shall mean Kaltura, Inc., a Delaware corporation.
(g)    “Committee” shall mean the Committee appointed by the Board in accordance with Section 4(a) of the Plan. If the Board does not appoint or ceases to maintain a Committee, the term Committee shall refer to the Board.
(h)    “Consultant” shall mean any independent contractor retained to perform services for the Company and subsidiaries (held directly or indirectle by the Company).
(i)    “Continuous Employment” shall mean the absence of any interruption or termination of service as an Employee, Director or Consultant by the Company or any Subsidiary.
Continuous Employment shall not be considered interrupted during any period of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company and any Parent, Subsidiary or successor of the Company. A leave of absence approved by the Company shall include sick leave, military leave or any other personal leave approved by an authorized representative of the Company. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless re-employment upon expiration of such leave is guaranteed by statute or contract.

(j)    “Director” shall mean a director of the Company.
(k)    “Effective Date” shall mean the date on which the Plan is initially approved by the Board or by the shareholders in accordance with Section 19 of the Plan.
(l)    “Employee” shall mean any person, including officers (whether or not they are directors), employed by the Company or any Subsidiary.
amended.
(m)    “Exchange Act” shall mean the Securities Exchange Act of 1934, as
(n)    “Fair Market Value” means as of any date the value of Share determined as follows: (i) the closing price of a Share on the national securities exchange on which the Shares are traded, or (ii) if the Shares are not traded on a national securities exchange but are quoted on the NASDAQ SmallCap Market or a regional stock exchange or an automated quotation system or over- the-counter market, the closing price on the NASDAQ SmallCap Market or regional stock exchange, automated quotation system or over-the-counter market, or (iii) if the Shares are not traded on a national securities or quoted on the NASDAQ SmallCap Market or regional stock exchange, automated quotation system or over-the-counter market, the fair market value of a Share as determined by the Company's Board of Directors in good faith, based upon such factors as they deem relevant. Notwithstanding the preceding, for federal, state, and local income tax reporting purposes, fair market value shall be determined by the Committee in accordance with uniform and nondiscriminatory standards adopted by it from time to time. Such determination shall be conclusive and binding on all persons.
(o)    “Grant Date” means, with respect to an Option, the date on which the Option is granted by the Committee; as set forth in the Option Agreement.
(p)    “Incentive Stock Option” shall mean any option granted under this Plan in accordance with the provisions of Section 422 of the Code, and the Treasury Regulations promulgated thereunder, as amended from time to time.
(q)    “Non-Employee Director” shall mean a director of the Company who qualifies as a Non-Employee Director as such term is defined in Section 240.16b-3(b)(3) of the General Rules and Regulations promulgated under the Exchange Act (the “General Rules and Regulations”).
(r)    “Nonstatutory Stock Option” shall mean an Option granted under the Plan that is subject to the provisions of Section 1.83-7 of the Treasury Regulations promulgated under Section 83 of the Code.
(s)    “Option” shall mean a stock option granted pursuant to the Plan.
(t)    “Option Agreement” shall mean a written agreement between the Company and the Optionee regarding the grant and exercise of Options to purchase Shares and the terms and conditions thereof as determined by the Committee pursuant to the Plan.
(u)    “Option Shares” shall mean the Common Stock subject to an Option.
Plan.

(v)    “Optionee” shall mean any person who receives or holds an Option under the
(w)    “Parent” shall mean a parent corporation, whether now or hereafter existing, as defined by Section 424(e) of the Code.
(x)    “Plan” shall mean this 2007 Stock Option Plan.
(y)    “Registration Date” shall mean the effective date of the first registration of any class of the Company's equity securities pursuant to Section 12 of the Exchange Act.
(z)    “Securities Act” shall mean the Securities Act of 1933, as now in effect or as hereafter amended.
(aa)    “Share” shall mean a share of the Common Stock 0.0001 US$ par value per share subject to an Option, as adjusted in accordance with Section 12 of the Plan.
Subsidiary “Service Provider” means a director, consultant or adviser to the Company or its
(bb)    “Subsidiary” shall mean a direct or indirect subsidiary corporation, whether now or hereafter existing, as defined in Section 424(f) of the Code.
(cc)    “Termination of Service” means (a) in the case of an Employee, a cessation of the employee-employer relationship between an employee and the Company or an Affiliate for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, disability, or the disaffiliation of an Affiliate, but excluding any such termination where there is a simultaneous re-employment by the Company or an Affiliate; and (b) in the case of a Consultant, a cessation of the service relationship between a Consultant and the Company or an Affiliate for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, disability, or the disaffiliation of an Affiliate, but excluding any such termination where there is a simultaneous re-engagement of the Consultant by the Company or an Affiliate.
3.Shares Subject to the Plan; Restriction Thereon. The total number of Underlying Shares reserved for issuance under the Plan and any modification thereof, shall be determined from time to time by the Board of Directors of the Company. The Shares may be authorized but unissued or reacquired shares of Common Stock. If an Option expires or becomes unexercisable for any reason without having been exercised in full (the aforesaid applies to any unexercised portion of the options), or is surrendered pursuant to an Option exchange program, such unissued or retained Shares shall become available for other Option grants under the Plan, unless the Plan shall have been terminated. The Shares shall be voted by the Representative in a manner that does not affect the outcome, without their participation in the vote (i.e. as if they were voted in accordance with the pro- rated distribution of votes).
Subject to any applicable law, an Optionee who purchased Shares hereunder upon exercise of Options shall have no voting rights as a shareholder (in any and all matters whatsoever) until the consummation of an IPO. Until the IPO, such Shares shall be voted by an irrevocable proxy (the“Proxy”), such Proxy to be assigned to representatives designated by Board (the “Representatives”). Such Representatives shall be indemnified and held harmless by the Company against any cost or expense (including counsel fees) reasonably incurred by him/her, or any liability (including any sum paid in settlement of a claim with the approval of the Company) arising out of any act or omission to act in connection with the voting of the Proxy unless arising out of such Representative’s own fraud or bad faith, to the extent permitted by applicable law. Such indemnification shall be in addition to any rights of indemnification the Representative(s) may have as a director or otherwise under the Company's incorporation documents, any agreement, any vote of shareholders or disinterested directors, insurance policy or otherwise.
4.Administration of the Plan.
(a)    Procedure.   The Plan shall be administered by the Board. The Board may appoint a Committee consisting of not less than two (2) members of the Board to administer the Plan, subject to such terms and conditions as the Board may prescribe. Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time, the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and, thereafter, directly administer the Plan. Members of the Board or Committee who are either eligible for Options or have been granted Options may vote on any matters affecting the administration of the Plan or the grant of Options pursuant to the Plan, except that no such member shall act upon the granting of an Option to himself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board or the Committee during which action is taken with respect to the granting of an Option to him or her.
The Committee shall meet at such times and places and upon such notice as the chairperson determines. A majority of the Committee shall constitute a quorum. Any acts by the Committee may be taken at any meeting at which a quorum is present and shall be by majority vote of those members entitled to vote. Additionally, any acts reduced to writing or approved in writing by all of the members of the Committee shall be valid acts of the Committee.
(b)    Powers of the Committee.   Subject to the provisions of the Plan, and except as otherwise provided by the Board, the Committee shall have the authority: (i) to determine, upon review of relevant information, the Fair Market Value of the Common Stock; (ii) to determine the exercise price of Options to be granted, the Employees, Service Providers or Consultants to whom and the time or times at which Options shall be granted, and the number of Shares to be represented by each Option; (iii) to interpret the Plan; (iv) to prescribe, amend and rescind rules and regulations relating to the Plan; (v) to determine the terms and provisions of each Option granted under the Plan (which need not be identical) and, with the consent of the holder thereof, to modify or amend any Option; (vi) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Committee; (vii) to accelerate or (with the consent of the Optionee) defer an exercise date of any Option, subject to the provisions of Section 9(a) of the Plan; (viii) to determine whether Options granted under the Plan will be Incentive Stock Options or Nonstatutory Stock Options; (ix) Make a determination as the occurance of Cause; (x) to make all other determinations deemed necessary or advisable for the administration of the Plan.
(c)    Effect of Committee's Decision.    All decisions, determinations and interpretations of the Committee shall be final and binding on all persons.
(d)    At the Company’s discretion, each member of the Board or the Committee may be indemnified and held harmless by the Company against any cost or expense (including counsel fees) reasonably incurred by him, or any liability (including any sum paid in settlement of a claim with the approval of the Company) arising out of any act or omission to act in connection with the Plan unless arising out of such member's own fraud or bad faith, to the extent permitted by applicable law. Such indemnification shall be in addition to any rights of indemnification the member may have as a director or otherwise under the Company's incorporation documents, any agreement, any vote of shareholders or disinterested directors, insurance policy or otherwise.
5.Eligibility.
(a)    Persons Eligible for Options.   Nonstatutory Stock Options under the Plan may be granted to Employees, Directors or Consultants whom the Committee, in its sole discretion, may designate from time to time. Incentive Stock Options may be granted only to Employees. An Employee, Director or Consultant who has been granted an Option, if he or she is otherwise eligible, may be granted an additional Option or Options. However, if the aggregate Fair Market Value of the Shares (determined as of the Grant Date) subject to one or more Incentive Stock Options that are exercisable for the first time by an Optionee during any calendar year (under all stock option plans of the Company and its Parents and Subsidiaries) exceeds $100,000 such Options shall be treated as Nonstatutory Stock Options.
(b)    No Right to Continuing Employment, Consulting or Director Relationship.   Neither the establishment nor the operation of the Plan nor the Option Agreement with the Optionee shall confer upon any Optionee or any other person any right with respect to continuation of employment or other service with the Company or any Subsidiary, nor shall the Plan interfere in any way with the right of the Optionee or the right of the Company (or any Parent or Subsidiary) to terminate such employment or service at any time.
6.Term of Plan.   The Plan shall become effective upon its adoption by the Board and its approval by vote of the holders of the outstanding shares of the Company entitled to vote on the adoption of the Plan (in accordance with the provisions of Section 19 hereof). It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 14 of the Plan.
7.Term of Option.   The term of the Option shall be set forth in the Option Agreement; provided, however, that the term shall be no more than ten (10) years from the Grant Date.
8.Option Exercise Price and Consideration.
(a)    Option Price.   Except as provided in subsections (b) and (c) below, the exercise price for the Shares to be issued pursuant to any Option shall be such price as is determined by the Committee in accordance with applicable law, which in the case of Incentive Stock Options granted to an Employee, shall in no event be less than the Fair Market Value of such Shares on the Grant Date. or (ii) in the case of Nonstatutory Stock Options, at least 85% of such Fair Market Value.Each Option Agreement will contain the exercise price determined for each Optionee.
(b)    Consideration.   The consideration to be paid for the Option Shares shall be payment in cash or by check, cashier's check, certified check, wire transfer, or such other method of payment approved by the Committee, provided that a period of at least six months and one day has lapsed from the day the Optionee exercised his/her Options into Shares, or such other consideration and method of payment for the issuance of Option Shares is authorized by the Committee at the time of the grant of the Option. Any cash or other property received by the Company from the sale of Shares pursuant to the Plan shall constitute part of the general assets of the Company.

9.Exercise of Option.
(a)    Vesting Period.  Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Committee and as shall be permissible under the terms of the Plan, which shall be specified in the Option Agreement evidencing the Option.
The minimum number of Options that an Optionee may exercise in every exercise event shall be no less then the greater number of: (1) 500 Options; or (2) 5% of the Options granted to such Optionee under that grant; unless the Optionee is exercising all of his/her remaining vested Options.
(b)    Exercise Procedures.   An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. After the Registration Date, in lieu of delivery of a cash payment for the purchase price of the Option Shares with respect to which the Option is exercised, the Optionee may deliver to the Company a sell order to a broker for the Shares being purchased and an agreement to pay (or have the broker remit payment for) the purchase price for the Shares being purchased on or before the settlement date for the sale of such shares to the broker. As soon as practicable following the exercise of an Option in the manner set forth above, the Company shall issue or cause its transfer agent to issue stock certificates representing the Shares purchased. Until the issuance of such stock certificates (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Option Shares notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other rights for which the record date is prior to the date of the transfer by the Optionee of the consideration for the purchase of the Shares, except as provided in Section 12 of the Plan.
(c)    Termination of Status as Employee, Director or Consultant.   If an Optionee ceases to be an Employee, Director or Consultant for any reason other than permanent disability (as defined in Section 9(d) below) or death, he or she may, within ninty (90) days (or such other longer period of time as is determined by the Committee) after the date of Termination of Service, exercise his or her vested Option to the extent that he or she was entitled to exercise it at the date of Termination of Service, subject to the condition that no Option shall be exercised after the expiration of the Option period. Notwithstanding the foregoing if termination was initiated by participant, he or she may, within ninty (30) days (or such other longer period of time as is determined by the Committee) after the date of Termination of Service, exercise his or her vested Option to the extent that he or she was entitled to exercise it at the date of Termination of Service, subject to the condition that no Option shall be exercised after the expiration of the Option period
(d)    For avoidance of doubt, if termination of employment or service is for Cause, any outstanding (both vested and unvested) unexercised Option, will immediately expire and terminate, and the Optionee shall not have any right in connection to such outstanding Options.
(i) The term Cause when used in connection with the termination of a Optionee’s employment with, or services to the Company or an Affiliate, and forming the basis of such termination: any one of the following, including but not limited: dishonesty toward the Company or Affiliate, material insubordination, substantial malfeasance or nonfeasance of duty, unauthorized disclosure of confidential information, and conduct substantially prejudicial to the business of the Company or Affiliate, acting in a manner that is in direct or indirect competition with Company’s business.

(ii) if subsequent to the Optionee's termination of employment, but prior to the exercise of options granted to such Optionee, the Committee determines that either prior or subsequent to the Optionee 's termination of employment, the participant engaged in conduct which would constitute cause, then the Optionee’s right to exercise the options granted to such Optionee shall immediately cease upon such determination and the options shall thereupon expire.
The determination by the Committee as to the occurrence of Cause shall be final and conclusive for all purposes of this Plan.
(e)    The Committee may authorize an extension of the terms of all or part of the vested Options beyond the date of such Termination of Service for a period not to exceed the period during which the Options by their terms would otherwise have been exercisable.
(f)    Disability of Optionee.   If an Optionee shall cease to be an Employee, Director or Consultant due to “permanent disability” as such term is defined in Section 22(e)(3) of the Code, and such Optionee was in Continuous Employment as an Employee, Director or Consultant from the Grant Date until the date of Termination of Service, any vested Option may be exercised at any time within twelve (12) months following the date of Termination of Service, but only to the extent of the accrued right to exercise at the time of Termination of Service, subject to the condition that no option shall be exercised after the expiration of the Option period.
(g)    Death of Optionee.   In the event of the death during the Option period of an Optionee who is at the time of his or her death, an Employee, Non-Employee Director or Consultant and who was in Continuous Employment as such from the Grant Date until the date of death, the Option may be exercised at any time within twelve (12) months following the date of death by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest, inheritance or otherwise as a result of the Optionee's death, but only to the extent of the accrued right to exercise at the time of death, subject to the condition that no option shall be exercised after the expiration of the Option period. All remaining Shares covered by the unexercisable portion of the Option shall immediately revert to the Plan. If, after the Optionee’s death, the Optionee’s estate or a person who acquires the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.
(h)    Tax Withholding.
Any tax consequences arising from the grant or exercise of any Option, from the payment for Shares covered thereby or from any other event or act (of the Company and/or its Subsidiaries or the Optionee) hereunder shall be borne solely by the Optionee. The Company and/or its Subsidiaries shall withhold taxes according to the requirements under the applicable laws, rules, and regulations, including withholding taxes at source. Furthermore, the Optionee shall agree to indemnify the Company and/or its Subsidiaries and hold them harmless against and from any and all liability for any tax that is borne on the Optionee or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Optionee.
The Company shall not be required to release any Share certificate to an Optionee until all required payments have been fully made.
Any adverse consequences incurred by the Optionee with respect to the use of shares of Common Stock to pay any part of the Option Price or of any tax in connection with the exercise of an Option, including, without limitation, any adverse tax consequences arising as a result of a disqualifying disposition within the meaning of Section 422 of the Code, shall be the sole responsibility of the Optionee (hereinafeter: “Disqualifyine Disposition”).
10.Transfer of Options.   The Options and may not be sold, assigned, pledged, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.
11.Exercise of Unvested Options.   The Committee may grant any Optionee the right to exercise any Option prior to the complete vesting of such Option.
12.Adjustments upon Changes in Capitalization.   Subject to any required action by the shareholders of the Company, the number of Option Shares covered by each outstanding Option, and the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan, and the per share exercise price of each such Option, shall be proportionately and equitably adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, combination, reclassification, the payment of a stock dividend on the Common Stock or any other increase or decrease in the number of such shares of Common Stock effected without receipt of consideration by the Company without changing the aggregate exercise price, provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been effected without receipt of consideration. Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.
The Committee may, if it so determines in the exercise of its sole discretion, also make provision for proportionately adjusting the number or class of securities covered by any Option, as well as the price to be paid therefor, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings, or other increases or reductions of its outstanding shares of Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.
13.Time of Granting Options. Unless otherwise specified by the Committee, the date of grant of an Option under the Plan shall be the Grant Date. Notice of the determination shall be given to each Optionee to whom an Option is so granted within a reasonable time after the date of such grant.
14.Amendment and Termination of the Plan. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable, except that, without approval of the shareholders of the Company, no such revision or amendment shall change the number of Shares subject to the Plan, change the designation of the class of employees eligible to receive Options or add any material benefit to Optionees under the Plan, modify the Plan in any other way if such modification requires shareholders approval in order for the Plan to satisfy the requirements of Section 422 of the Code. Any such amendment or termination of the Plan shall not affect Options already granted, and such Options shall remain in full force and effect as if the Plan had not been amended or terminated. Without derogating from the above, no amendment of this Plan shall be effective unless approved by the shareholders of the Company within twelve (12) months before or after the adoption of the amendment by the Board if such approval is required.

15.Conditions upon Issuance of Shares. Shares shall not be issued with respect to an Option granted under the Plan unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with Applicable Laws, and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.
16.Reservation of Shares. During the term of this Plan the Company will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the nonissuance or sale of such Shares as to which such requisite authority shall not have been obtained.
17.Information to Optionee. During the term of any Option granted under the Plan, the Company shall provide or otherwise make available to each Optionee a copy of its annual financial statement and any other financial information provided to its shareholders in accordance with the provisions of the Company's Bylaws and applicable law. The Company shall not be required to provide such statements to key employees whose duties in connection with the Company assure their access to equivalent information.
18.Option Agreement.   Options granted under the Plan shall be evidenced by Option Agreements, in such form as the Board or the Committee shall from time to time approve. Each Option Agreement shall state, inter alia, the number of Shares to which the Option relates, the type of Option granted thereunder (whether an Incentive Stock Option or Nonstatutory Stock Option), the vesting dates, the exercise price per Share and the expiration date.
19.Shareholder Approval.  The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the Plan is adopted by the Board. Such shareholder approval shall be obtained in the degree and manner required under Applicable Laws and no Incentive Stock Option shall be exercised unless and until the Plan has been approved by the shareholders of the Company.
20.Shares Subject to Right of First Refusal and Tag Along.   Notwithstanding anything to the contrary in the incorporation documents of the Company, none of the Optionees shall have a right of first refusal in relation with any sale of shares in the Company.
21.Dividends. With respect to all Shares (but excluding, for avoidance of any doubt, any unexercised Options) allocated or issued upon the exercise of Options purchased by the Optionee, and subject to the Company’s Bylaws and incorporation documents, the Optionee shall be entitled to receive dividends and other distributions in accordance with the quantity of such Shares, and subject to any applicable taxation on distribution of dividends.
22.Government Regulation. The Plan, the granting and exercise of Options hereunder, and the obligation of the Company to sell and deliver Shares under such Options, shall be subject to all applicable laws, rules, and regulations, whether of the United States or any other state having jurisdiction over the Company and the Optionee, including the registration of the Shares under the Securities Act, and to such approvals by any governmental agencies or national securities exchanges as may be required. Nothing herein shall be deemed to require the Company to register the Shares under the securities laws of any jurisdiction.
23.Govering Law & Jurisdiction. The Plan shall be governed by and construed and enforced in accordance with the requirements relating to the administration of stock option plans under U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the shares are listed or quoted and the applicable laws of any other country or jurisdiction where Options are granted under the Plan. The competent courts of Delaware, U.S.A shall have sole jurisdiction in any matters pertaining to the Plan.
24.Non-Exclusivity of the Plan. The adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangements or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of Options otherwise then under the Plan, and such arrangements may be either applicable generally or only in specific cases.
For the avoidance of doubt, prior grant of options to Optionees of the Company under their employment agreements, and not in the framework of any previous option plan, shall not be deemed an approved incentive arrangement for the purpose of this section.
25.Multiple Agreements. The terms of each Option may differ from other Options granted under the Plan at the same time, or at any other time. The Board may also grant more than one Option to a given Optionee during the term of the Plan, either in addition to, or in substitution for, one or more Options previously granted to that Optionee.
26.Conversion of Incentive Stock Option into Nonstatutory Stock Option. The Board, at the written request of any U.S Optionee, may in its discretion take such actions as may be necessary to convert such Optionee's Incentive Stock Options (or any portions thereof) that have not been exercised on the date of conversion into Nonstatutory Stock Options at any time prior to the expiration of such Incentive Stock Options, regardless of whether the Optionee is an Employee of the Company or a Subsidiary at the time of such conversion. Such actions may include, but not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such Options. At the time of such conversion, the Board (with the consent of the Optionee) may impose such conditions on the exercise of the resulting Nonstatutory Stock Options as the Board in its discretion may determine, provided that such conditions shall not be inconsistent with the Plan. Nothing in the Plan shall be deemed to give any Optionee the right to have such Optionee's Incentive Stock Options converted into Nonstatutory Stock Options, and no such conversion shall occur unless and until the Board takes appropriate action. The Board, with the consent of the Optionee, may also terminate any portion of any Incentive Stock Option that has not been exercised at the time of such conversion.
27.Notice to the Company of Disqualifying Disposition. Each Employee who receives an Incentive Stock Option must agree to notify the Company in writing immediately after the Employee makes a Disqualifying Disposition of any Shares acquired upon the exercise of an Incentive Stock Option. A Disqualifying Disposition is any disposition (including any sale) of such Shares before a date which is both (a) two (2) years after the date the Employee was granted the Incentive Stock Option, and (b) one (1) year after the date the Employee acquired Shares by exercising the Incentive Stock Option. If the Employee has died before such Share is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

Approved by the Board of Directors: On May 3, 2007
Approved by the Shareholders: On May 9, 2007